Exhibit 99.1 The PNC Financial Services Group, Inc. BancAnalysts Association of Boston November 7, 2013

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary
Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2012 Form
10-K and our 2013 Form 10-Qs, including in the Risk Factors and Risk Management sections and in the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in those reports, and in our subsequent SEC filings. Our forward-
looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in SEC filings, accessible on the SEC’s website at www.sec.gov and on PNC’s corporate website at www.pnc.com/secfilings. We have included web addresses in this presentation as inactive textual references only. Information on those websites is not part of this presentation. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others to help evaluate the impact of these respective items on our operations. We may also provide information on return on tangible capital as well as return on capital to help illustrate the impact of goodwill on that ratio and on tangible book value per share (calculated as book value per share less total intangible assets, other than servicing rights, per share). Where applicable, we provide GAAP reconciliations for such additional information, including in the slides, the Appendix and/or other slides and materials on our corporate website at
www.pnc.com/investorevents and in our SEC filings. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor
Relations.”

YTD13 Performance Summary
YTD13 financial
summary
Net income
Diluted EPS
from net
income
Return on
average assets
$3.2 billion $5.55 1.40%
Grew loans and fee income
Maintained expense discipline
Continued improvement in overall credit quality
Demonstrated progress on strategic priorities
Strengthened capital position
Highlights

Redefine the Retail
Banking business
Drive growth in
acquired &
underpenetrated
markets
Capture more
investable assets
Build a stronger
Residential
Mortgage business
Manage expenses
Well-Positioned to Deliver Long-Term Value
Targeted Outcomes
(1)
Increase
fee income
Expand
market share
Deepen
relationships
Improve operating
efficiencies
Strategic Priorities
(1) Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.

$7.8
($.5)
$7.3
$ billions
YTD Sept 30, 2012
YTD Sept 30, 2013

Noninterest Expense Trend
Executing Our Expense Objectives
We continue to focus on
expense savings initiatives
through PNC’s Continuous
Improvement Program
–
YTD expenses down 6% for
the first time since 2010
Over 650 ideas are delivering
value in 2013
Process improvement efforts
begun in 2013 or beginning in
2014 should continue to be a
driver of future expense
reductions
Expense savings support
investment in our businesses
and infrastructure
Highlights

Corporate & Institutional Banking (C&IB) Michael P. Lyons EVP, Head of Corporate & Institutional Banking

C&IB Overview
Corporate &
Institutional
Banking
60%
Contribution to PNC Earnings of $3.9B
(1)
C&IB serves large corporations, middle-market businesses, governments, and not-for-
profit institutions with annual revenues of $10 million and above
(1) As of or for the trailing twelve month period ended 9/30/13.  (2) Allocated capital refers to capital which is allocated to our business segments using our risk-based economic capital model, including consideration of the goodwill at those business segments as well as the diversification of risk among the business segments. (3) Efficiency ratio calculated as noninterest expense divided by total revenue.
Financial Highlights
(1)
Net income $2.3B
Return on average
allocated capital
(2)
24%
Efficiency ratio
(3)
36%
Loans $99.3B
Deposits $69.9B
NPAs to loans .96%
Headcount 4,716
(1)

Go to market locally and nationally as one organization
Leverage Regional President structure
Deliver superior customer service
Minimize turnover in client-facing personnel
Full complement of traditional banking products and services
Outsized capabilities in treasury management, asset-based
lending, commercial loan servicing, middle-market syndications, middle-market M&A advisory services
Intentional product gaps
Strategy and Go-to-Market Approach
To be the leading relationship-based provider of credit and related products and services through the cycles
Strategy
Approach
Products

9 Well-Positioned into the Financial Crisis

Significant New Primary Clients
(1) A Corporate Banking primary client is defined as a corporate banking relationship with annual revenue generation of $50,000 or more or, within Corporate Banking, a Commercial Banking client relationship with annual revenue generation of $10,000 or more.
New Corporate Banking Primary Clients
(1)
Won
(1)

53%
43%
43%
41%
38%
33%
14%
11%
11%
8%
3%
3%
-5%
-14%
3/31/10 - 9/30/13
PNC C&IB (1)
COF
MTB
JPM
Total PNC (2)
USB
FITB
CMA
WFC
STI
BAC
BBT
KEY
RF

PNC

Strong Commercial Loan Growth
(1) C&IB commercial loan balances include commercial, commercial real estate and equipment lease financing within the C&IB segment. Balances for certain PNC commercial loan customers are reflected in PNC business segments other than C&IB; in particular, small business customer loans are reflected in the Retail Banking segment. Excluding Southeast markets loan balances, C&IB commercial loan growth for 9/30/13 compared to 3/31/10 was 44%. See Appendix for reconciliation. (2) PNC’s consolidated commercial loan balances include commercial, commercial real estate and equipment lease financing across all segments. Peer Source: SNL Datasource except BBT, BAC, COF and JPM, which are from company reports. JPM and COF loan growth reflect commercial banking segment reported in company reports. BAC loan growth reflects U.S. commercial loan balances only, as reported in its company reports. BBT reflects total commercial loans from company reports.

$ billions
Specialty Lending(1)
$10.4
FSAB(2)
$6.3
Real Estate
$6.3
Business Credit
$6.0
RBC Bank (USA) Net(3)
$5.4
Other
$2.1
($2.3)
Commercial/Middle-Market(4)

Loan Growth Driven by Specialty Areas
(1) Specialty Lending includes Healthcare, Public Finance, Large Corporate and Diversified Industries Group. (2) FSAB refers to
Financial Services Advisory & Banking. (3) Loans acquired in RBC Bank (USA) transaction, net of run-off. (4) Commercial/Middle-
Market includes companies within the Retail Banking footprint with annual sales between $10 million and $500 million.
Change in C&IB Loans Outstanding
3/31/10- 9/30/13
Total Change in C&IB Loans: $34.2B or 53%

Revenue
$ billions
4X
Growth
$1.1
$4.1
YTD Sept 30, 2007
YTD Sept 30, 2013

Net Income
$ billions
5X
Growth
$0.3
$1.7
YTD Sept 30, 2007
YTD Sept 30, 2013

PNC

13 Strong Performance Through the Crisis

Scale
Asset-based Lender (1)
Servicer of Commercial and
Multifamily loans (2)
Wholesale lockbox volume
processor (3)
Bank-affiliated leasing company
Commercial & Industrial lender
Middle Market Loan Syndications
Bookrunner
Purchasing Card issuer
Commercial Real Estate/Multifamily
lender (8)
Franchise is Well-Positioned Today
Quality
TNS National Choice Award Winner for
Commercial and Business Banking
Middle Market Investment Bank of the
year (10)
National Award Winner for Middle-
Market Treasury Management in
Overall Satisfaction, Product
Capabilities and Accuracy of
Operation” (11)
Midland Loan Services: highest
primary, master and special servicer
ratings from Fitch, S&P and
Morningstar
Top
3
#2
#4
#5
#5
#6
#3
#7
See Source Notes (1) through (11) in Appendix for details.
(4)
(5)
(6)
(7)
(9)

Fragmented Industry
PNC Market Share
Top 10 Banks
Share of total
Corporate
Lending (5)
39%
Other 6,930
banks (5)
61%
Industry Market Share
Commercial
&
Industrial (1)
Commercial
Real
Estate (1)
Asset
Based
Lending (2)
Leasing (3)
3%
2% 15% 6%
Purchasing
Card Issuer
Volume (4)
6%
(1) Source: FDIC, June 30, 2013. (2) Source: Commercial Finance Association, September 30, 2013. (3) Source: Monitor, 2012. (4)
Purchasing Card market share based on Purchase volume. Source: Nilson Report, July 2013. (5) Represents market share of the top 10 banks by assets in total Corporate lending and other banks, respectively. Source: FDIC, June 30, 2013.

US Speculative-Grade Bond Default Rate
Average
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

PNC

16 Highly Cyclical Business Corporate Credit Losses – Moody’s Speculative-Grade Bond Default Rate

Clients in great financial shape, but cautious
Revolver utilization low; client cash balances high
Credit losses near cyclical lows
Banks, nonbanks and capital markets aggressively seeking
commercial assets
Pricing compressed, tenor up, terms looser
Difficult to generate required returns on loan-only deals
Current External Market Conditions

$300
$250
$200
$150
$100
$50
$-
billions
$198
$280
$273
$179
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

PNC

18 Capital Markets Near Record Highs Institutional Term Loans + High Yield Bond Issuance Source: Thomson Reuters LPC.

19 No Change in Risk Appetite Past Present Future C&IB Risk Appetite Box

14%
21%
32%
32%
28%
22%
12%
10%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

20 So Our Growth is Slowing C&IB Year-Over-Year Growth in Average Loans C&IB average loan balance was $62.7 billion for the three months ended December 31, 2010.

PNC
The PNC Financial Services Group, Inc.
Corporate & Institutional Banking
BancAnalysts Association of Boston
25th Annual Conference
November 3, 2006
Key Takeaways
Which positions us well in an environment where it is difficult to generate appropriate risk-adjusted returns from lending-only relationships
Our strategy is differentiated by a broad array of product solutions, execution and cross-sell
The Market is Flooded with New Competitors..
Others Are Lending At Below Breakeven Returns..
And Default Rates are at a Low Point

21 Not the First Time We Have Navigated this Environment Slides from Bill Demchak’s November 2006 BAAB Presentation

C&IB Market Productivity(1)
Underpenetrated Markets
New Southeast Markets(2)
Median
Mkt 1
Mkt 2
Mkt 3
Mkt 4
Mkt 5
Mkt 6
Mkt 7
Mkt 8
Mkt 9
Mkt 10
Mkt 11
Mkt 12
Mkt 13
Mkt 14
Mkt 15
Mkt 16
Mkt 17
Mkt 18
Mkt 19
Mkt 20
Mkt 21
Mkt 22
Mkt 23
Mkt 24
Mkt 25
Mkt 26
Mkt 27
Mkt 28
Mkt 29

Significant Revenue Upside from Bringing All Markets
to Potential
(1) Productivity calculated as YTD September 30, 2013 pre-provision profits divided by MSA population. (2) Southeast markets are in the states of Alabama, Georgia, North Carolina, South Carolina and Florida.

Proven Success in Increasing Cross-Sell
Sales Per Corporate Banking Relationship Manager
Western Markets as a % of Eastern Markets
(1)
(1) Western markets primarily NCC and Eastern markets primarily PNC.
(1)

North
Carolina
South
Carolina
Georgia
Alabama
Florida
Strategic rationale confirmed
Hiring completed / top-tier team
Early results ahead of plan
Strong receptivity to PNC name
Primary clients added YTD’13 +30% Y/Y
Avg loans of $6B + 11% 3Q13 Y/Y
Brand recognition increased to 52%
Led or joint led 22 loan syndications
Markets less than ½ as productive as legacy
markets
(2)
Southeast Markets Update
C&IB Highlights
(1) PNC brand awareness was 29% at March 2012 and 52% at June 2013, a 79% increase. Source: TNS Consumer Brand &
Advertising Performance Research. (2) See Slide 22, including Notes.
(1)

51%
49%
49%
46%
42%
35%
34%
33%
31%
18%
16%
KEY
WFC
PNC C&IB YTD 2007
BAC
STI
FITB
USB
JPM
PNC C&IB YTD 2013
CMA
COF
YTD September 30, 2013

Fee Income Levels
Ratios in chart above were calculated by dividing noninterest income by total revenue. Peers selected based on business segments comparable to PNC’s
C&IB business. MTB and RF disclose their respective C&IB business segment in their 10-Qs which were not yet available for 3Q13 when this chart was prepared. BBT does not have a comparable business segment to PNC’s C&IB business segment. Peer data for YTD September 30, 2013, from company reports. PNC data provided for YTD September 30, 2007 and YTD September 30, 2013.

$1.3
$1.5
$1.5
$ billions
YTD 2011
YTD 2012
YTD 2013

Be More Efficient
C&IB Noninterest Expense
Highlights
Significant opportunity for
us to do things more
efficiently
Focus on core processes
Currently in midst of
significant review of our
commercial credit process
Not curtailing investments

Key Takeaways
Grew C&IB earnings 5x through the crisis and gained significant share
Well-positioned today
Traditional and resilient business model
Current environment challenging…reminiscent of 2006-07
Our post-crisis growth is slowing
Corporate Banking business is highly cyclical
Attractive near-term and long-term growth opportunities
Consistent business model and risk appetite
Bring underpenetrated markets to full potential
Build a leading Southeast franchise
Cross-sell
Capitalize on the cycles
Low market shares

This presentation includes "snapshot" information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.

We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital levels and ratios, liquidity levels, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as "believe," "plan," "expect," "anticipate," "see," "look," "intend," "outlook," "project," "forecast," "estimate," "goal," "will," "should" and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.

Our forward-looking statements are subject to the following principal risks and uncertainties.

- Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
  - Changes in interest rates and valuations in debt, equity and other financial markets.
  - Disruptions in the liquidity and other functioning of U.S. and global financial markets.
  - The impact on financial markets and the economy of any changes in the credit ratings of U.S. Treasury obligations and other U.S. government-backed debt, as well as issues surrounding the level of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
  - Actions by the Federal Reserve, U.S. Treasury and other government agencies, including those that impact money supply and market interest rates.
  - Changes in customers', suppliers' and other counterparties' performance and creditworthiness.
  - Slowing or reversal of the current moderate U.S. economic expansion.
  - Continued effects of aftermath of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including adverse impacts on levels of unemployment, loan utilization rates, delinquencies, defaults and counterparty ability to meet credit and other obligations.
  - Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.

- Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate U.S. economic expansion will persist, despite drags from Federal fiscal restraint, the partial Federal government shutdown will not be repeated, and short-term interest rates will remain very low but bond yields will remain elevated in the last quarter of 2013. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies or the potential impacts of the Congress failing to timely address the authorized level of Federal borrowing.

PNC

28 Cautionary Statement Regarding Forward-Looking Information Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed actions by the Federal Reserve as part of PNC’s comprehensive capital plan for the applicable period in connection with the regulators’ Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve
•PNC’s regulatory capital ratios in the future will depend on, among other things, the company’s financial performance, the scope and terms of final capital regulations then in effect (particularly those implementing the Basel Capital Accords), and management actions affecting the composition of PNC’s balance sheet. In addition, PNC’s ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent on the ongoing development, validation and regulatory approval of related models.
•Legal
and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management.  These developments could include:
•Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles.  We will be impacted by extensive reforms provided for in the
Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
•Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
•Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.
In addition to matters relating to PNC’s business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.  These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
•Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
•Impact
on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital standards.  In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
•Business and operating results also include impacts relating to our equity interest in BlackRock, Inc. and rely to a significant extent on information provided to us by BlackRock.  Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
•We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits and other liabilities.  Acquisition risks and uncertainties include those presented by the nature of the business acquired, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, and the integration of the acquired businesses into PNC after closing.
•Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues.  Industry restructuring in the current environment could also impact our business and financial performance through changes in counterparty creditworthiness and performance and in the competitive and regulatory landscape. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
•Business and operating results can also be affected by widespread natural and other disasters, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2012 Form 10-K  and our 2013 Form 10-Qs, including in the Risk
Factors and Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated
Financial Statements in those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in SEC filings, accessible on the SEC’s website at
www.sec.gov and on our corporate website at www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Notes
Appendix
Source Notes For Slide 14
(1) Commercial Finance Association, September 30, 2013.
(2) Mortgage Bankers Association, 2012.
(3) Ernst & Young 2012 Cash Management Services Survey.
(4) Monitor
, 2012.
(5) FDIC based on outstandings as of June 30, 2013.
(6) Loan Pricing Corporation. Trailing nine months from September 30, 2013.
(7) Nilson Report, July 2013.
(8) FDIC based on outstandings as of June 30, 2013.
(9) Awarded April 10, 2013. Commercial is for companies with revenues up to $50 million.
(10) Mergers and Acquisitions Journal,
2012.
(11) Greenwich Survey National category 2012.

Estimated Pro forma Basel III Tier I Common Capital
Appendix
Basel I Tier 1 Common Capital Ratio
Dollars in millions Sept. 30, 2013 June 30, 2013 December 31, 2012 Sept. 30, 2012
Basel I Tier 1 common capital
$27,540 $26,668 $24,951 $24,382
Basel I risk-weighted assets 266,698               264,750             260,847                 257,297
Basel I Tier 1 common capital ratio 10.3% 10.1% 9.6% 9.5%
Estimated Pro forma Basel III Tier 1 Common Capital Ratio (b)
Dollars in millions
Sept. 30, 2013 June 30, 2013 December 31, 2012
Basel I Tier 1 common capital $27,540 $26,668 $24,951
Less regulatory capital adjustments:
   Basel III quantitative limits (2,011)                 (2,224)                (2,330)
   Accumulated other comprehensive income (a) (231) (241) 276
   All other adjustments (49) (283) (396)
Estimated Basel III Tier 1 common capital $25,249 $23,920 $22,501
Estimated Basel III risk-weighted assets 289,063               290,838             301,006
Pro forma Basel III Tier 1 common capital ratio 8.7% 8.2% 7.5%
(a) Represents net adjustments related to accumulated other comprehensive income for available for sale securities and pension and other postretirement benefit plans.
(b) Pro forma Basel III Tier 1 common capital ratio estimate not provided in 3Q12.
We provide information below regarding PNC’s pro forma fully phased-in Basel III Tier 1 common capital ratio and how it differs from the Basel I
Tier 1 common capital ratio. This Basel III ratio, which is calculated using PNC's estimated risk-weighted assets under the Basel III advanced approaches, will replace the current Basel I ratio for this regulatory metric when PNC exits the parallel run qualification phase. The Federal
Reserve Board announced final rules implementing Basel III on July 2, 2013. Our estimate of Basel III capital information set forth below is based on our current understanding of the final Basel III rules.
Tier 1 common capital as defined under the Basel III rules differs materially from Basel I. For example, under Basel III, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted Tier 1 common capital. Also, Basel I regulatory capital excludes certain other comprehensive income related to both available for sale securities and pension and other postretirement plans, whereas under Basel III these items are a component of PNC's capital. Basel III risk-weighted assets were estimated under the advanced approaches included in the Basel III rules and application of Basel II.5, and reflect credit, market and operational risk.
PNC utilizes this capital ratio estimate to assess its Basel III capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. This Basel III capital estimate is likely to be impacted by any additional regulatory guidance, continued analysis by PNC as to the application of the rules to PNC, and the ongoing evolution, validation and regulatory approval of PNC's models integral to the calculation of advanced approaches risk-weighted assets.

Non-GAAP to GAAP Reconcilement
Appendix
$ in millions
Trailing 12 Months - Actual September 30, 2013 June 30, 2013 March 31, 2013 December 31, 2012
C&IB reported net income $2,344 $542 $612 $541 $649
Annualized net income $2,344 $2,151 $2,453 $2,195 $2,581
C&IB average allocated capital (1) $9,590 $9,489 $9,495 $9,588 $9,787
   Return on average allocated capital 24% 23% 26% 23% 26%
C&IB average allocated capital (1) $9,590 $9,489 $9,495 $9,588 $9,787
C&IB average goodwill $3,215 $3,215 $3,215 $3,214 $3,214
   Total average tangible capital $6,375 $6,274 $6,280 $6,374 $6,573
   Return on average tangible capital 37% 34% 39% 34% 39%
(1) Allocated capital refers to capital which is allocated to our business segments using our risk-based economic capital model, including consideration of the goodwill at those business segments as well as the diversification of risk among the business segments.
PNC believes that return on average tangible capital, a non-GAAP measure, is useful as a tool to help better evaluate the growth of a business apart from the amount of goodwill considered in the allocation of capital which is used in the calculation of return on average allocated capital.
For the three months ended

Non-GAAP to GAAP Reconcilement
Appendix
As of
In millions except per share data
Dec. 31, 2007 Dec. 31, 2012 % Change
Common shareholders' equity $14,847 $35,413
Common shares outstanding 341                   528
Book value per common share $43.60 $67.05 54%
Goodwill and other intangible assets, other than servicing rights (1) $8,850 $9,798
Common shareholders' equity less intangible assets $5,997 $25,615
Common shares outstanding 341                   528
Tangible book value per common share $17.59 $48.51 176%
(1) Servicing rights were $701 million and $1,071 at December 31, 2007 and December 31, 2012, respectively.
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of goodwill and other intangible assets included in book value per common share.
Sept. 30, 2013 March 31, 2010 % Change
In millions
C&IB loan balance, as reported $99,337 $65,137
53%
Southeast
(1)
markets loan balance
$6,055 $208
C&IB loan balance, excluding Southeast
(1)
markets
$93,282 $64,929
44%
(1) AL, FL, NC, SC and GA.
As of

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC